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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  November 8, 2000

                                 IMMUNOGEN, INC.
             (Exact name of registrant as specified in its Charter)


Massachusetts                      0-17999                     04-2726691
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)             Identification No.)


                128 Sidney Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 995-2500


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ITEM 5. OTHER EVENTS

On November 8, 2000, ImmunoGen, Inc. ("ImmunoGen") announced that huN901-DM1/BB-10901, a Tumor-Activated Prodrug (TAP) for the treatment of small-cell lung cancer (SCLC), was well-tolerated in monkeys when administered on a weekly dosing schedule. In addition, the TAP showed exceptional anti-tumor activity in mouse studies, even at very low doses. The preclinical results were presented November 8, 2000, at the 11th NCI-EORTC-AACR (National Cancer Institute-European Organization for Research and Treatment of Cancer-American Associate for Cancer Research) Symposium on New Drugs in Cancer in Amsterdam.

ImmunoGen is developing huN901-DM1/BB-10901 in collaboration with British Biotech plc. British Biotech is responsible for conducting the clinical trials necessary to achieve regulatory approval in the US, EU and Japan. British Biotech has been granted the exclusive right to develop and commercialize huN901-DM1/BB-10901 in the European Union and Japan. ImmunoGen retains the rights to commercialize huN901-DM1/BB-10901 in the United States and the rest of the world, as well as the right to manufacture the product worldwide.

The press release announcing the huN901-DM1/BB-10901 preclinical results is incorporated herein by reference and filed as Exhibit 99.1 hereto.

On November 10, 2000, ImmunoGen announced favorable safety data from the initial twenty patients enrolled in the first human clinical trial of huC242-DM1/SB-408075, its lead Tumor-Activated Prodrug (TAP) for the treatment of colorectal, pancreatic, and certain non-small-cell lung cancers. In a dose-escalating Phase I/II study, the TAP has been well tolerated at very high doses, has demonstrated the expected pharmacokinetic profile, and has shown no evidence of immunogenicity. In addition, encouraging decreases in a colorectal tumor marker have been observed. The preliminary findings were presented November 10, 2000, at the 11th NCI-EORTC-AACR Symposium on New Drugs in Cancer in Amsterdam.

HuC242-DM1/SB-408075 is a TAP created by conjugating the cytotoxic maytansinoid drug DM1 with the humanized monoclonal antibody C242. In preclinical studies, ImmunoGen has shown the eradication of colorectal, pancreatic and certain non-small-cell tumors in animal models. ImmunoGen has an agreement with SmithKline Beecham plc to develop and commercialize huC242-DM1/SB-408075.


The press release announcing the favorable safety data from the initial patients enrolled in the first huC242-DM1/SB-408075 human clinical trial is incorporated herein by reference and filed as Exhibit 99.2 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1 The Registrant's Press Release dated November 8, 2000.
99.2 The Registrant's Press Release dated November 10, 2000.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                                      ImmunoGen, Inc.
                                                      (Registrant)




Date:    November 16, 2000                            /s/ MITCHEL S. SAYARE
                                                      -------------------------
                                                          Mitchel S. Sayare
                                                          Chairman and CEO